UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 1, 2013

Delphi Automotive PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road

Hoath Way

Gillingham, Kent ME8 0RU

United Kingdom

(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 1, 2013, Delphi Corporation (the “Borrower”), a wholly-owned U.S. subsidiary of Delphi Automotive PLC (the “Company”), entered into a restatement agreement, dated as of March 1, 2013, among the Borrower, the Company, Delphi Automotive LLP, Delphi Automotive Holdings US Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (the “Restatement Agreement”), which amended and restated its existing credit agreement, dated as of March 31, 2011 (as previously amended and restated, the “Credit Agreement”; the Credit Agreement, as amended and restated by the Restatement Agreement, the “Amended and Restated Credit Agreement”). Under the terms of the Amended and Restated Credit Agreement, the Borrower obtained modified term A loan commitments in an aggregate principal amount of $575 million and obtained modified revolving credit commitments in an aggregate principal amount of $1,500 million.

The Amended and Restated Credit Agreement contains revised covenants enhancing the Company’s financial flexibility and also provides that upon the satisfaction of certain credit ratings criteria, the collateral and the guaranties from subsidiaries of the Borrower will be released and certain negative covenants will be suspended, subject, in each case, to potential reinstatement if the credit ratings criteria cease to be satisfied.

The description of the Restatement Agreement and the Amended and Restated Credit Agreement contained herein is qualified in its entirety by reference to the Restatement Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Restatement Agreement to Amended and Restated Credit Agreement, dated as of March 1, 2013, among Delphi Corporation, Delphi Automotive PLC, Delphi Automotive LLP, Delphi Automotive Holdings US Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2013	DELPHI AUTOMOTIVE PLC

	By:	/s/ David M. Sherbin
David M. Sherbin

Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Restatement Agreement to Amended and Restated Credit Agreement, dated as of March 1, 2013, among Delphi Corporation, Delphi Automotive PLC, Delphi Automotive LLP, Delphi Automotive Holdings US Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.